As Filed with the SEC on February 28, 2005

Registration No. 2-28316

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 61

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 41

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 802-6469

(Address and telephone number of Insurance Company’s principal executive offices)

JONATHAN D. SHAIN

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

It is proposed that this filing will become effective (Check appropriate space):

☐  immediately upon filing pursuant to paragraphs (b) of Rule 485

☐  on       pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(i) of Rule 485

☒  on April 29, 2005 pursuant to paragraph (a)(i) of Rule 485

☐  75 days after filing pursuant (a)(ii) of Rule 485

☐  on              pursuant to paragraph (a)(ii) of Rule 485

(date)

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2005

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT–2

The Prudential Variable Contract Account-2 invests primarily in equity securities of major, established corporations. Its investment goal is long term growth of capital. This means we look for investments whose price we expect will increase over several years.

This prospectus describes a contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions under the Contract may be invested in The Prudential Variable Contract Account-2 (VCA 2).

Please read this prospectus before investing and keep it for future reference. To learn more about the Contract, you can get a copy of the VCA 2 Statement of Additional Information (SAI) dated May 1, 2005. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus.

The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at: 1-800-458-6333 or write us at:

The Prudential Insurance Company of America

Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

FILING THIS PROSPECTUS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN THE CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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Glossary of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation period: The period that begins with the Contract date and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Contract: The group variable annuity contract described in this prospectus.

Contractholder: The employer, association or trust to which Prudential has issued a Contract.

Contributions: Payments made under the Contract for the benefit of a Participant.

Income period: The period that begins when you start receiving income payments under the Contract.

NASDAQ: A computerized system that provides price quotations for certain securities traded over-the-counter as well as many New York Stock Exchange listed securities.

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential or we: The Prudential Insurance Company of America.

Prudential’s Group Tax-Deferred Annuity Program: A Contractholders’ program providing for contributions under the Contract, a companion fixed-dollar annuity contract or a combination of the two.

Separate account: Contributions allocated to VCA 2 are held by Prudential in a separate account.

Tax deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.

Unit and Unit Value: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any charges and fees that may apply to you.

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Fee Table

Participant Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of contributions made)	2.5%
Maximum Deferred Sales Load	None
Exchange Fee	None
Annual Administration Fee (maximum)*	$30
Annual Expenses
(as a percentage of average net assets)
Management Fees	.125%
Mortality and Expense Risk Fee*	.375%
Total Annual Expenses	.500%

*                      While a Participant is receiving annuity payments, we do not charge the annual administration fee or (for the variable annuity certain option) the mortality and expense risk fee.

Example

	1 year	3 years	5 years	10 years
You would pay the following expenses on each $1,000 invested, assuming a 5% annual return.	$30	$41	$52	$86

This example will help you compare the fees and expenses of the Contract with other variable annuity contracts. You would pay the same expenses whether you withdraw from VCA 2, remain as a Participant or annuitize at the end of each period. It is based on information for VCA 2 for the fiscal year ended December 31, 2004.** This example should not be considered as representative of past or future expenses. Actual expenses may be greater or less than those shown.

**                   The annual administration fee is reflected in the above example on the assumption that it is deducted from the Contract in the same proportions as the aggregate annual administration fees are deducted from the fixed dollar or VCA 2 Contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

The Financial Highlights Table appears at the end of this Prospectus.

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Summary

The Contracts

The VCA 2 Contract is a group variable annuity contract. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes. The Contract, like all deferred annuity contracts, has two phases – an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase – the income period – occurs when you begin receiving regular payments from the Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is called a “Participant” or “you.”

Prudential’s Group Tax Deferred Annuity Program

Prudential’s Group Tax Deferred Annuity Program consists of the following contracts:

•                          the VCA 2 Contract described in this prospectus,

•                          certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and

•                          contracts combining the VCA 2 Contract and a fixed dollar annuity contract.

Charges

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This charge is paid to Prudential to cover its expenses in marketing and selling the VCA 2 Contract. The maximum sales charge may be changed by Prudential on 90 days’ notice.

In addition, we charge an annual administration fee for recordkeeping and other administrative expenses. This charge will not exceed $30 in any calendar year. We will automatically deduct it from your account. (If you also have a fixed-dollar annuity contract under Prudential’s Group Tax Deferred Annuity Program, the fee will be divided between that contract and your VCA 2 account.)

We also charge for investment management services and for mortality and expense risks we assume. Those charges are deducted daily at annual rates of 0.125% and 0.375%, respectively, of the value of your VCA 2 account.

Withdrawals & Transfers

All traditional written requests and notices required or permitted under the Contract – other than withdrawal requests and death benefit claims – should be sent to Prudential at the address on the cover of this prospectus. You can also use that address for any written inquiries you may have.

As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 800-458-6333. All permitted internet transactions may be made through www.prudential.com. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

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Your ability to make withdrawals under your Contract is limited by federal tax law. Your employer – the Contractholder – may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:

•               by U.S. mail to Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410.

•               by other delivery service – for example, Federal Express – to Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.

•               by fax to Prudential Investments, Attn: Client Payments at (570) 340-4328.

Requests for death benefits must also be submitted in writing by one of the means listed above.

To process a withdrawal request or death benefit claim, it must be submitted to Prudential in “good order,” which means all requested information must be submitted in a manner satisfactory to Prudential.

In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

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Prudential

Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

VCA 2

VCA 2 was created on January 9, 1968. It is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses.

VCA 2 is registered with the SEC as an open-end, diversified management investment company.

Investment Practices

Before making your investment decision, you should carefully review VCA 2’s investment objective and policies. There is no guarantee that the investment objective of VCA 2 will be met.

Investment Objective and Policies

VCA 2’s investment objective is long-term growth of capital. VCA 2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 2 may also invest in preferred stocks, warrants, convertible bonds or other equity-related securities.

Equity securities are subject to company risk. The price of stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. Equity securities are also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves the possibility of being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of stock are likely to drop.

Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like Standard & Poor’s Ratings Group or Moody’s Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particular debt instrument could decrease. Debt instruments may involve credit risk – the risk that the borrower will not repay an obligation, and market risk the risk that interest rates may change and affect the value of the investment.

VCA 2 may also invest in foreign securities in the form of American Depositary Receipts (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. We may purchase ADRs that are traded on a U.S. exchange or in an over-the-counter market. ADRs are generally thought to be less risky than direct investment in foreign securities because they can be transferred easily, have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.

VCA 2 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, we may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. Under a financial futures contract the seller agrees to sell a set amount of a particular financial instrument or currency at a set price and time in the future. Under a stock index futures contract, the seller of the contract agrees to pay to the buyer an amount in cash which is equal to a set dollar amount multiplied by the difference between the set dollar amount and the value of the index on a specified date. No physical delivery of the stocks making up the index is made. VCA 2 will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities.

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The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 2 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day – once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

In addition to futures contracts, VCA 2 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 2 will only invest in “covered” options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 2 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 2 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 2 – as a covered call option writer – is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

VCA 2 may invest in securities backed by real estate or shares of real estate investment trusts – called REITS – that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not – such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 2 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at asset price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 2 will only enter into repurchase agreements that are fully collaterized. VCA 2 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 2 may enter into joint repurchase transactions with other Prudential investment companies.

VCA 2 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 2 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 2 often continues to receive principal and interest payments on the security that it “sold.” Each reverse re purchase agreement reflects a rate of interest for use of the money received by VCA 2 and for this reason, has some characteristics of borrowing. Dollar rolls occur when VCA 2 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 2 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.” Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 2 may decline below the price of the securities VCA 2 has sold but is obligated to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 2’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 2’s obligation to repurchase the securities.

From time to time, VCA 2 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 2 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 2 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it) but borrows the stock for the actual sale.

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VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same – to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 2 anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 2’s total return will be less than if we had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 2 may also use forward foreign currency exchange contracts. VCA 2’s successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 2 may lend its portfolio securities and invest up to 15% of its net assets in illiquid securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any investment, an investment in VCA 2 could lose value, and you could lose money.

Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.

Determination of Unit Value

To keep track of investment results, each Participant is credited with Units in VCA 2. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for VCA 2. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of VCA 2 and certain Contract charges.

The Unit Value for VCA 2 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange’s regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 2 does not price its Unit Value on days when the NYSE is closed but the primary markets for VCA 2’s foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 2 will ordinarily price its Unit Value on days that the NYSE is open but foreign securities markets are closed.

Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All short-term debt securities having remaining maturities of 60 days or less are valued at amortized cost.

This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Other debt securities – those that are not valued on an amortized cost basis – are valued using an independent pricing service.

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Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded (which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Securities for which no market quotations are available will be valued at fair value under the direction of the VCA 2 Committee. VCA 2 also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Unit Value of VCA 2 is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that VCA 2 uses to determine its Unit Value may differ from the security’s quoted or published price. Except when PI fair values securities, it normally values each foreign security held by VCA 2 as of the close of the security’s primary market.

Management

VCA 2 has a Committee – similar to a board of directors – that provides general supervision. The members of the VCA 2 Committee are elected for indefinite terms by the Participants of VCA 2. A majority of the members of the Committee are not “interested persons” of Prudential Financial, Inc. or its affiliates, as defined by the Investment Company Act of 1940 (the 1940 Act).

Prudential Investments LLC (PI), a Prudential Financial subsidiary, is the investment manager to VCA 2. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $        billion.

Under a management agreement with VCA 2, PI manages VCA 2’s investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.125% of the average daily net assets of VCA 2. Under the management agreement with VCA 2, PI is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of VCA 2. PI, not VCA 2, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, VCA 2 may add or change a sub-advisor, or change the agreement with a sub-advisor, if PI and VCA 2’s Committee concludes that doing so is in the best interests of VCA 2 Participants. VCA 2 can make these changes without Participant approval, but will notify Participants investing in VCA 2 of any such changes.

VCA 2’s current sub-advisor is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Under its agreement with Jennison, PI pays Jennison the entire management fee that PI receives.

Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

The Portfolio manager for VCA 2 is David A. Kiefer. Mr. Kiefer, CFA, is an Executive Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986.  From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry.  He then left to attend business school, rejoining Prudential in equity asset management in 1992.  Mr. Kiefer became a portfolio manager in 1994 at Prudential.  Mr. Kiefer has served as portfolio manager of VCA 2 since January 2005.  Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.  The Statement of Additional Information provides additional information about Mr. Kiefer’s compensation, other accounts that he manages, and his ownership of VCA 2 securities.

Contract Charges

We list below the current charges under the Contract. On 90 days’ notice, we may change the sales charge, administration fee and the mortality and expense risk fee. The investment management fee generally may be changed only with Participant approval.

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Sales Charge

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This sales charge is designed to pay our sales and marketing expenses for VCA 2.

Administration Fee

We charge an annual administration fee for recordkeeping and other administrative expenses. This fee will not exceed $30 in any calendar year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential’s Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.)

We deduct the administration fee on the last business day of each calendar year. New Participants will only be charged a portion of the annual administration fee, depending on the number of months remaining in the calendar year after the first contribution is made.

If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the annual administration fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full annual administration fee will be charged.

Modification of Sales Charge and Administration Fee

Prudential may reduce or waive the sales charge or administrative fee or both with respect to a particular Contract. We will only do this if we think that our sales or administrative costs with respect to a Contract will be less than for other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to your Contract documents which set out the exact amount of fees and charges that apply to your Contract.

Mortality and Expense Risk Fee

A “mortality risk” charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. In addition, an “expense risk” charge is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct these charges daily. We compute the charge at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).

Investment Management Fee

Like certain other variable annuity contracts, VCA 2 is subject to a fee for investment management services. We deduct this charge daily. We compute the charge at an effective annual rate of 0.125% of the current value of your VCA 2 account.

The Contract

The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder – for delivery to the Participant – a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.

The Accumulation Period

1.   Contributions

When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.

When a contribution is made, we invest 97.5% of it in VCA 2. (The remaining 2.5% is for the sales charge.) You are credited with a certain number of Units, which are determined by dividing the amount of the contribution (less the sales charge) by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual administration fee.

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The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive your enrollment form in “good order.” (This means that all requested information must be submitted in a manner satisfactory to Prudential.) If an initial contribution is made on your behalf and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

•                           If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential’s MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential’s MEDLEY Program.

•                           If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

2.  The Unit Value

Unit Value is determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and mortality and expense risk charges. The gross change factor for VCA 2 is determined by dividing the current day’s net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets.

3.  Withdrawal of Contributions

Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Internal Revenue Code, contributions made from a Participant’s own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1/2  years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary after December 31, 1988 may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA Units as of December 31, 1988.

Spousal Consent. Under certain retirement arrangements, ERISA requires that married Participants must obtain their spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances – for example, when the New York Stock Exchange is closed or trading is restricted.

4.  Systematic Withdrawal Plan

If you are at least 59 1/2 years old and have Units equal to at least $5,000, you may be able to participate in the Systematic Withdrawal Plan. Participants under the age of 59 1/2 may also be able to participate in the Systematic Withdrawal Plan if they no longer work for the Contractholder. Regardless of your age, participation in this program may be restricted by your retirement arrangement. Please consult your Contract documents.

Receiving payments under the systematic withdrawal plan may have significant tax consequences and participants should consult with their tax adviser before signing up.

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Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1/2, the withdrawals will generally be subject to a 10% premature distribution penalty tax. Withdrawals you make after the later of (i) age 70 1/2 or (ii) your retirement, must satisfy certain minimum distribution rules. Withdrawals by beneficiaries must also meet certain minimum distribution rules.

Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.

Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf. These contributions will be subject to the sales charge, so you should carefully consider the effect of these charges while making withdrawals at the same time.

Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for your Contract, different procedures under the Systematic Withdrawal Plan may apply.

5.  Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

6.  Death Benefits

In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units (less the full annual administration charge) on the day we receive the claim in good order.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as a variable annuity, or a combination of the three, subject to the minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If a Participant does not make an election, his or her beneficiary must chose from these same three options (or a combination) before the later to occur of: the first anniversary of the Participant’s death or two months after Prudential receives due proof of the Participant’s death. For benefits accruing after December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the earlier of (1) December 31 of the calendar year during which the fifth anniversary of the Participant’s death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant Federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. Generally, when a Participant dies before we have started to make benefit payments, we must pay out the death benefit entirely by

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December 31 of the calendar year including the fifth anniversary of the Participant’s date of death. Or, the beneficiary may select an annuity under option 1, 2 or 4 described below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant’s spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 70 1/2 years old, if that year is later). Options 3 and 5 described below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary’s life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period – Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

7.   Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days’ notice to the Contractholder.

If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under “Transfer Payments,” below.

8.   Continuing Contributions Under New Employer

If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf.

9.   Transfer Payments

Unless your Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if your Contract has a recordkeeper other than Prudential.

You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. When you make transfers into your VCA 2 account no sales charges are imposed. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be “competing” with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar

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annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant’s Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder’s request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2.

If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the “transfer date” which will be the later to occur of:

•                           a date specified by the Contractholder, or

•                           90 days after Prudential receives the Contractholder’s request.

At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the full annual administration charge for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the greater of:

•                           $2 million, or

•                           3% of the value of the liquidation account as of the transfer date.

When this happens, Units in the liquidation account will be canceled until there are no more Units.

10.  Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.

Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.

11.  Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds, like VCA 2, are managed by PI. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding

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to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.

Annual Administration Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual administration fee under the Contract may be deducted from the Participant’s mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant’s current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.

12.  Discovery SelectSM Group Retirement Annuity

Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery SelectSM Group Retirement Annuity (Discovery Select), which offers 22 different investment options. The mutual funds available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.

For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.

A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-800-458-6333.

13.  Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to your Contract documents.

The Annuity Period

1.  Variable Annuity Payments

The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:

•                           the total value of your VCA 2 Units on the date the annuity begins,

•                           the taxes on annuity considerations as of the date the annuity begins,

•                           the schedule of annuity rates in the Contract, and

•                           the investment performance of VCA 2 after the annuity has begun.

The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins.

2.  Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your

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retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse’s consent must be signed, and notarized or witnessed by an authorized plan representative.

If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.

3.  Available Forms of Annuity

Option 1 – Variable life annuity.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.

Option 2 – Variable life annuity with payments certain.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made – 120 or 180 – so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.

Option 3 – Variable joint and survivor annuity.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment – for example, 33% or 66% or 100% – you want paid to the contingent annuitant for the remainder of his or her lifetime.

Option 4 – Variable annuity certain.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments.

Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.

Option 5 – Variable joint and survivor annuity with 120 payments certain.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment – for example, 33% or 66% or even 100% – you want paid to the contingent annuitant for the remainder of his or her lifetime the 120 month period.

If both you and the contingent annuitant pass away during the 120 month period, payments will be made to the properly designated beneficiary for the rest of that period.

If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4 and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.

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With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, proposed Internal Revenue Service regulations limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.

4.   Purchasing the Annuity

Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in good order and you will receive your first annuity payment within one month after that.

If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual administration fee will be charged. The remainder – less any applicable taxes on annuity considerations – will be applied to provide an annuity under which each monthly payment will be the value of a specified number of “Annuity Units.” The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the “annuity unit change factor” for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:

adding to 1.0 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month, then deducting the rate of the investment management fee for the number of days in the current month (computed at an effective annual rate of 0.125%), and dividing by the sum of 1.00 and the rate of interest for 1/12 of a year, computed at the effective annual rate specified in the Contract as the “Assumed Investment Result” (see below).

5.   Assumed Investment Result

To calculate your initial payment, we use an “annuity purchase rate.” This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2’s actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2’s actual performance is not as good as the assumed return, your monthly payment will be lower.

Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1/2%, 4%, 4 1/2%, 5% or 5 1/2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.

The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster – or decrease slower – than annuity payments with a higher assumed return rate.

6.  Schedule of Variable Annuity Purchase Rates

The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

7.  Deductions for Taxes on Annuity Considerations

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in VCA 2 to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 5%.

Assignment

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

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Changes in the Contract

We have the right under the Contract to change the annual administration fee and sales charges. In the event we decide to change the sales charge, the new charge will only apply to contributions made after the change takes place.

The Contract allows us to revise the annuity purchase rates from time to time as well as the mortality and expense risk fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential – however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.

Reports

At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of VCA 2.

Sale and Distribution of the Contract

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD).

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

Federal Tax Status

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Tax-qualified Retirement Arrangements Using the Contracts

The Contract may be used with retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings

Federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.

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Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the “Withdrawal of Contributions,” above.

Minimum Distribution Rules

In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1/2 or (2) you retire. Amounts accruing on or before December 31, 1986, while not generally subject to this minimum distribution requirement, may be required to be distributed by a certain age under other federal tax rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations.

Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.

Special rules apply where your spouse is your designated beneficiary.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

Withholding

Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible retirement plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; or (d) hardship distributions.

Death Benefits

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

Taxes on Prudential

VCA 2 is not considered a separate taxpayer for purposes of the Internal Revenue Code. The earnings of this account are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contract periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

Voting Rights

VCA 2 may call meetings of persons having voting rights, just like mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote.  Under some plans, the Contractholder has the right to vote.

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Meetings are not necessarily held every year. VCA 2 Participant meetings may be called to elect Committee Members, vote on amendments to the investment management agreement, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 2, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.

As a VCA 2 Participant/Contractholder, you are entitled to the number of votes that equals the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 2, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential’s votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of the Participants/Contractholders who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.

Litigation

Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to our practices and proceedings that are typical of the businesses in which we operate, including in both cases businesses that we have divested or placed in wind-down status.  Some of these proceedings have been brought on behalf of various alleged classes of complainants.  In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

We retained all liabilities for the litigation associated with our discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999) or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date.  This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders.  Some of the purported class actions challenge practices of Prudential’s former managed care operations and assert nationwide classes.  In October, 2000, by Order of the Judicial Panel on Multi-district Litigation, class actions brought by policyholders and physicians were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. The policyholder actions have been resolved. The class actions brought by the physicians allege, among other things, breach of contract, violations of ERISA, violations of and conspiracy to violate RICO, and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. In September 2002, the court granted plaintiffs’ motion for certification of a nationwide class of physicians. Prudential and the other managed care defendants have appealed the certification to the United States Court of Appeals for the Eleventh Circuit. That appeal is pending.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and other affiliated entities, who invested in Enron’s commercial paper.  The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance.  The complaint alleges that Prudential received prepayments of approximately $100 million.

Our litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position.

Disclosure of Portfolio Holdings

A description of VCA-2’s policies and procedures with respect to the disclosure of VCA-2’s portfolio securities is described in VCA-2’s Statement of Additional Information.  VCA-2 will provide a full list of its portfolio holdings as of the end of the fiscal quarter

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within 60 days after the end of its fiscal quarter on the website of the Securities and Exchange Commission at www.sec.gov.

Frequent Trading

VCA 2 is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors.  When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts.  This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt.  When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest.  In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.  Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.  Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of PI fund shares held by other investors.  PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging is short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates it own share price.  PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the VCA 2 Committee, have adopted policies and procedures designed to discourage or prevent frequent trading by investors.  The PI funds, including VCA 2, have implemented a trading policy that limits the number of times an investor may purchase and redeem his or her investment within a specified period of time (a “round-trip transaction”).  This trading policy is implemented by Prudential for Contracts under which Prudential provides the participant recordkeeping.  Prudential currently monitors for round-trip transactions within a 30-day period, which it considers to be frequent trading.  If Prudential detects transactions that it believes could be frequent or disruptive trading, it will send notices to the Contractholder and the Participant.  That notice advises that if such trading practices continue, Prudential reserves the right to limit the frequency of transfers, suspend the Participant’s privilege to use the Telephone Transfer System or take other appropriate action to restrict frequent or disruptive trading.  Prudential may modify its monitoring system and/or its definition of frequent trading at any time without notice.

The ability of the PI funds, including VCA 2, to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping.  In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants.  Therefore, Prudential cannot monitor investments by individual investors.

VCA 2 and the other PI funds reserve the right to cancel all or a portion of a purchase order.  If a purchase order is rejected, the purchase amount will be returned to the Contractholder.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Prudential and VCA 2 to prevent such trading, there is no guarantee that Prudential or VCA 2 will be able to identify these investors or curtail their trading practices.  VCA 2 does not have any arrangements intended to permit trading in contravention of the policies described above.

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Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential’s office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-800-458-6333.

Table of Contents – Statement of Additional Information

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Financial Highlights for VCA-2

Income and Capital Changes per Accumulation Unit*

(For an Accumulation Unit Outstanding Throughout the Period)

The following financial highlights for the one-year period ended December 31, 2004 have been audited by KPMG LLP, independent registered public accountants, whose unqualified report thereon appears in VCA 2’s Annual Report dated December 31, 2004. The condensed financial information for each of the years prior to and including the period ended December 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 2’s Annual Report which is available, at no charge, as described on the back cover of this prospectus.

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Investment Income		$.3116	$.2859	$.3621	$.4152	$.4596	$.3414	$.2633	$.2056	$.2000

Expenses
Investment management fee		(.0269)	(.0268)	(.0320)	(.0321)	(.0316)	(.0325)	(.0284)	(.0215)	(.0170)
Assuming mortality and expense risks		(.0805)	(.0803)	(.0960)	(.0961)	(.0948)	(.0974)	(.0850)	(.0646)	(.0511)
Net investment income		.2042	.1788	.2341	.2870	.3332	.2115	.1499	.1195	.1319

Capital Changes
Net realized gain (loss) on investments		(.3489)	(2.4591)	(2.1868)	1.8450	1.3723	3.1604	4.7245	2.3368	1.5228
Net change in unrealized appreciation (depreciation) of investments		6.9421	(3.2340)	(.7809)	.0344	(1.4043)	(4.3161)	1.3843	1.7641	1.7558
Net Increase (Decrease) in Accumulation Unit Value		6.7974	(5.5143)	(2.7336)	2.1664	.3012	(.9442)	6.2587	4.2204	3.4105

Accumulation Unit Value
Beginning of year		19.1583	24.6726	27.4062	25.2398	24.9386	25.8828	19.6241	15.4037	11.9932
End of year		$25.9557	$19.1583	$24.6726	$27.4062	$25.2398	$24.9386	$25.8828	$19.6241	$15.4037
Total Return**		35.48%	(22.35)%	(9.97)%	8.58%	1.21%	(3.65)%	31.89%	27.40%	28.44%
Ratio of Expenses to Average Net Assets***		.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Ratio of Net Investment Income to Average Net Assets***		.95%	.83%	.92%	1.12%	1.33%	.81%	.70%	.69%	.96%
Portfolio Turnover Rate .		62%	71%	80%	84%	81%	43%	47%	53%	42%
Number of Accumulation Units Outstanding
For Participants at end of year (000 omitted)		13,830	14,636	15,271	16,372	20,424	26,278	28,643	30,548	31,600

*                   Calculated by accumulating the actual per unit amounts daily.

**            Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

***     These calculations exclude Prudential’s equity in VCA 2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

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For More Information

Additional information about VCA 2 can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected VCA 2’s performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about VCA 2:

Call toll-free 1-800-458-6333

or

Write to The Prudential Variable Contract Account 2

c/o Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

You can also obtain copies of VCA 2 documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-0102

(The SEC charges a fee to copy documents.)

In Person:

Public Reference Room

in Washington, DC

(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:

http://www.sec.gov

SEC File No.

811-01612

25

The Prudential Insurance Company of America Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507-1789	PRESORTED STANDARD U.S. POSTAGE PAID PRUDENTIAL

26

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

THE PRUDENTIAL

VARIABLE CONTRACT ACCOUNT-2

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in The Prudential Variable Contract Account-2, a separate account primarily invested in common stocks.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2005, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Retirement Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-800-458-6333.

INVESTMENT MANAGEMENT AND

ADMINISTRATION OF

VCA 2

The Manager of VCA 2 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 2, comprise the Prudential mutual funds. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $      billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

Pursuant to a Management Agreement with VCA 2 (the Management Agreement), PI, subject to the supervision of the VCA 2 Committee and in conformity with the stated policies of VCA 2, manages both the investment operations of VCA 2 and the composition of VCA 2’s portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of the Account in connection therewith. PI has hired a subadviser to provide investment advisory services to VCA 2. PI also administers VCA 2’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, VCA 2’s custodian (the Custodian). The management services of PI to VCA 2 are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

During the term of this Agreement for VCA 2, PI bears the following expenses:

(a)  the salaries and expenses of all Committee members, officers, and employees of VCA 2, and PI,

(b)  all expenses incurred by PI in connection with managing the ordinary course of VCA 2’s business, other than those assumed by VCA 2 herein,

(c)  the costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement,

(d)  the registration of VCA 2 and its shares of capital stock for the offer or sale under federal and state securities laws,

(e)  the preparation, printing and distribution of prospectuses for VCA 2, and advertising and sales literature referring to VCA 2 for use and offering any security to the public,

(f)  the preparation and distribution of reports and acts of VCA 2 required by and under federal and state securities laws,

(g)  the legal and auditing services that may be required by VCA 2,

(h)  the conduct of annual and special meetings of persons having voting rights, and

(i)  the custodial and safekeeping services that may be required by VCA 2.

VCA 2 assumes and will pay the expenses described below:

(a)  brokers’ commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 2 in connection with its securities and futures transactions,

(b)  all taxes and corporate fees payable by VCA 2 to federal, state or other governmental agencies,

(c)  the cost of fidelity, Committee members’ and officers’ and errors and omissions insurance,

(d)  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 2’s business, and

(e)  any expenses assumed by VCA 2 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act.

VCA 2 pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.125% annually of the average daily net assets of the Account. During 2004, 2003 and 2002, PI received $        , $398,230, and $429,911 respectively, from VCA 2. The Management Agreement provides that the Manager shall not be liable to VCA 2 for any error of judgment by the Manager or for any loss sustained by VCA 2 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or VCA 2 (by the Committee Members or vote of a majority of the outstanding voting securities of VCA 2, as defined in the Investment Company Act) upon not more than 60 days’ nor less than 30 days’ written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 2. Fee waivers and subsidies will increase VCA 2’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of VCA 2. In connection therewith, Jennison is obligated to keep certain books and records of VCA 2. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison’s performance of those services. Pursuant to the Subadvisory Agreement, PI compensates Jennison at the rate of 0.125% of the Fund’s average daily net assets, which represents the entire management fee paid to PI. For 2004, 2003 and 2002 Jennison received $       , $398,230, and $429,911 respectively from PI for subadvisory fees.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by VCA 2, or Jennison, upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b)  Matters Considered by the VCA 2 Committee

The Management and Subadvisory Agreements were last approved by the VCA 2 Committee, including all of the Independent Committee Members on May 27, 2003, at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the VCA 2 Committee primarily considered the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to VCA 2. The VCA 2 Committee requested and evaluated reports from PI and Jennison that addressed specific factors designed to inform the Committee’s consideration of these and other issues.

With respect to the nature and quality of the services provided, the VCA 2 Committee considered the performance of VCA 2 in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of performance compared to such indices and peer groups, over the past one, three, five and ten years. The VCA 2 Committee also considered the quality of brokerage execution provided by PI and Jennison. The VCA 2 Committee reviewed PI’s and Jennison’s use of brokers or dealers in transactions that provided research and other services to them, and the benefits derived by VCA 2 from such services.

With respect to the overall fairness of the Management and Subadvisory Agreements, the VCA 2 Committee primarily considered the fee structure of the Agreements and the profitability of PI and Jennison and their affiliates from their association with VCA 2. The VCA 2 Committee reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to VCA 2. The VCA 2 Committee noted that the fee rate paid by VCA 2 to PI was below the median compensation paid by comparable funds. In concluding that the benefits accruing to PI, Jennison and their affiliates by virtue of their relationship to VCA 2 were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to VCA 2, the VCA 2 Committee reviewed specific data as to PI’s and Jennison’s profit or loss for the recent period and carefully examined their cost allocation methodology. These matters were also considered by the Independent Committee Members meeting separately.

VCA 2 operates under a manager-of-managers structure. PI is authorized to select (with approval of the Committee’s independent members) one or more subadvisers to handle the actual day-to-day investment management of the Account. PI monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Committee as to whether each subadviser’s agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if the Account has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Account’s assets, and PI can change the allocations without Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential.

The current order imposes the following conditions:

1.    PI will provide general management and administrative services to VCA 2 (the Account) including overall supervisory responsibility for the general management and investment of the Account’s securities portfolio, and, subject to review and approval by the Board, will (a) set the Account’s overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Account’s assets among its subadvisers in those cases where the Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Account’s investment objectives, policies, and restrictions.

2.    Before the Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.

3.    The Account will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Account’s subadvisory agreement. The Account will meet this condition by providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4.    The Account will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5.    No Committee member or officer of the Account or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such Committee member director or officer) any interest in any subadviser except for (i) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6.    PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Account or PI other than by reason of serving a subadviser to the Account or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the Account.

7.    At all times, a majority of the members of the Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.

8.    When a subadviser change is proposed with an Affiliated Subadviser, the Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee’s minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

A daily charge is made which is equal to an effective annual rate of 0.50% of the net asset value of VCA 2. One-half (0.25%) of this charge is for assuming expense risks; ¼ (0.125%) of this charge is for assuming mortality risks; and ¼ (0.125%) is for investment management services. During 2004 and 2003, Prudential received $          and $1,149,640 respectively, from VCA 2 for assuming mortality and expense risks. During 2004 and 2003, PI received $         and $398,230 respectively, for providing investment management services.

There is also an annual administration charge made against each Participant’s accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. During 2004, 2003 and 2002, Prudential collected $     , $11,216, and $12,438 respectively, from VCA 2 in those annual account charges.

A sales charge is also imposed on certain purchase payments made under a Contract on behalf of a Participant. The sales charges imposed on purchase payments to VCA 2 during 2004, 2003, and 2002, were $       , $11,216, and $12,438 respectively.

The VCA 2 Committee has adopted a Code of Ethics. In addition, PI, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA 2. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA 2 is making such investments. These Codes of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes of Ethics are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the Commission’s Public Reference Station Washington, D.C. 20549-0102.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

Set forth below is additional information concerning David Kiefer, who serves as the Portfolio Manager for VCA 2:

As of January 31, 2005, Mr. Kiefer managed         accounts representing $       in assets under management for registered investment companies, of which      accounts and $      in assets under management represent fees based on performance.  As of January 31, 2005, Mr. Kiefer managed        accounts representing $       in assets under management for other pooled investment vehicles, of which      accounts and $      in assets under management represent fees based on performance.  As of January 31, 2005, Mr. Kiefer managed       accounts representing $       in assets under management for other accounts, of which       accounts and $      in assets under management represent fees based on performance.

The structure of, and method(s) used by Jennison to determine Mr. Kiefer’s compensation is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•      one and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•      the investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness;

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

As of January 31, 2005, Mr. Kiefer owned no securities in VCA 2.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 2’s total assets, more than 5% of VCA 2’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 2’s total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 2 except that VCA 2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 2 except that VCA 2 may purchase and sell financial futures contracts and related options.

Loans. VCA 2 will not lend money, except that loans of up to 10% of the value of VCA 2’s total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 2 in accordance with its investment objectives and policies.

Borrowing. VCA 2 will not issue senior securities, borrow money or pledge its assets, except that VCA 2 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 2 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 2 will not purchase securities on margin (but VCA 2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 2 will not underwrite the securities of other issuers, except where VCA 2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 2 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 2 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2

The VCA 2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 2.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Provided, however, that VCA 2 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 2 will not make short sales of securities or maintain a short position, except that VCA 2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

Restricted Securities. No more than 15% of the value of the net assets held in VCA 2 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that VCA 2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1.       An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2.       The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3.       Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers’ national price listings of “over-the-counter” securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4.       Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the Prospectus, VCA 2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the Prospectus.

VCA 2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.”

There are several risks associated with the use of futures contracts for hedging purposes. While VCA 2’s hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 2’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 2 from liquidating an unfavorable position and VCA 2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the Prospectus, VCA 2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the Prospectus.

In addition to those described in the Prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 2 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 2 originally wrote the OTC option. There can be no assurance that VCA 2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 2 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or that result from privately negotiated transactions with broker-dealers. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 2 will write only “covered” options on stocks. A call option is covered if: (1) VCA 2 owns the security underlying the option; or (2) VCA 2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: VCA 2 deposits and maintains with its custodian in a segregated account cash, U.S. government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 2 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting a VCA 2 security from a decline in market value). The loss to VCA 2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may purchase call options for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 2 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 2 will also segregate or deposit for the benefit of VCA 2’s broker cash or other liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 2’s use of straddles will be limited to 5% of VCA 2’s net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 2’s net assets at the time the straddle is written).

VCA 2 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 2 purchases a put option on an underlying security it owns.

VCA 2 may also purchase call options on debt securities for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or OTC options. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 2 will write only “covered” options on stock indices. A call option is covered if VCA 2 follows the segregation requirements set forth in this paragraph. When VCA 2 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 2 has not written a stock call option and which has not been hedged by VCA 2 by the sale of stock index futures. When VCA 2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 2’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 2 will so segregate, escrow, or pledge an amount in cash, U.S. government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 2’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 2 holds in a segregated account cash, U.S. government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 2 may purchase put and call options on stock indices for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices.

VCA 2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 2. Price movements in VCA 2’s equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 2 bears the risk that the price of the securities held by VCA 2 may not increase as much as the index. In such event, VCA 2 would bear a loss on the call which is not completely offset by movement in the price of VCA 2’s equity securities. It is also possible that the index may rise when VCA 2’s securities do not rise in value. If this occurred, VCA 2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 2 has written a call, there is also a risk that the market may decline between the time VCA 2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 2 is able to sell stocks in its portfolio. As with stock options, VCA 2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 2 would be able to deliver the underlying securities in settlement, VCA 2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 2 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 2’s successful use of options on foreign currencies depends upon the investment manager’s ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 2 may enter into certain transactions involving options on futures contracts. VCA 2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 2’s successful use of forward contracts depends upon the investment manager’s ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same — to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager’s prediction of interest rate movements is incorrect, VCA 2’s total return will be less than if the Account had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES

VCA 2 may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 2 continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. VCA 2 does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but VCA 2 would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 2 will not lend its portfolio securities to entities affiliated with Prudential, including Wachovia Securities. This will not affect VCA 2’s ability to maximize its securities lending opportunities.

PORTFOLIO TURNOVER RATE

VCA 2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA 2. The annual portfolio turnover rate was 62% in 2003, 71% in 2002 and 80% in 2001.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

VCA 2 has adopted a policy pursuant to which VCA 2 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 2 shares by directing brokerage transactions to that broker.  VCA 2 has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits VCA 2, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 2 and is not influenced by considerations about the sale of VCA 2 shares.

In connection with decisions to buy and sell securities for VCA 2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA 2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PI and Jennison reviews the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for VCA 2, consideration is given to whether the broker or dealer has furnished Jennison with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. Jennison uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA 2. Although Prudential’s present policy is not to permit higher commissions to be paid for transactions for VCA 2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA 2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity’s investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2004, 2003 and 2002, $      , $0, and $0, respectively, was paid to Prudential Securities Incorporated and/or Wachovia Securities LLC, affiliated brokers. VCA 2 may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

PI and Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 2.

During the calendar year 2004, approximately $         was paid to various brokers in connection with securities transactions for VCA 2.  During the calendar year 2003, approximately $457,000 was paid to various brokers in connection with securities transactions for VCA 2.  During the calendar year 2002, approximately $669,000 was paid to various brokers in connection with securities transactions for VCA 2.

CUSTODY OF SECURITIES

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian of VCA 2’s assets and maintains certain books and records in connection therewith.

THE VCA 2 COMMITTEE AND OFFICERS

MANAGEMENT OF VCA 2

VCA 2 is managed by The Prudential Variable Contract Account 2 Committee (the VCA 2 Committee). The members of the VCA 2 Committee are elected by the persons having voting rights in respect of the VCA 2 Account. The affairs of the VCA 2 Account are conducted in accordance with the Rules and Regulations of the Account.

Information pertaining to the Committee Members of VCA 2 is set forth below. Committee Members who are not deemed to be “interested persons” of VCA 2 as defined in the 1940 Act, as amended (the Investment Company Act) are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of VCA 2 are referred to as “Interested Committee Members.” “Fund Complex” consists of VCA 2 and any other investment companies managed by PI.

Independent Committee Members

Name, Address** and Birthdate	Position With VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Committee Member	Other Directorships Held by the Committee Member****
Saul K. Fenster, Ph.D. (3/22/33)	Committee Member	Since 1985

Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) of Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

				81	Member (since 2000), Board of Directors of IDT Corporation.

W. Scott McDonald, Jr. (4/19/37)	Chairman and Committee Member	Since 1985	Of Counsel (since 2004); formerly Management Consultant (1997-2004) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.	81

Joseph Weber, Ph.D. (1/2/24)	Committee Member	Since 1985	Vice President, Finance (retired), Interclass (international corporate learning) since 1991; formerly President, The Alliance for Learning; retired Vice President, Member of the Board of Directors and Members of the Executive and Operating Committees, Hoffmann-LaRoche Inc; retired member, Board of Overseers, New Jersey Institute of Technology. Trustee and Vice Chairman Emeritus, Fairleigh Dickinson University.	1

David E.A. Carson (8/2/34)	Committee Member	Since 2004

Director (January 2000 – May 2000), Chairman (January 1999 – December 1999), Chairman and Chief Executive Officer (January 1998 – December 1998) and President, Chairman and Chief Executive Officer of People’s Bank
(1983 – 1997).

Director of United Illuminating and UIL Holdings (utility company), since 1993.

Information pertaining to the Officers of VCA 2 is set forth below.

Officers

Name, Address** and Age	Position With VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Judy A. Rice (1/26/48)	President	Since 2003

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Name, Address** and Birthdate	Position With VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Robert F. Gunia (12/15/46)	Vice President	Since 1999

Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC;  formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Jonathan D. Shain (8/9/58)	Secretary	Since 2001

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer	Since 1997

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Name, Address** and Birthdate	Position With VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years

William V. Healey (7/28/53)	Chief Legal Officer	Since 2004

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Lee D. Augsburger (6/7/59)	Chief Compliance Officer	Since 2004

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of rudential

Name, Address** and Birthdate	Position With VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Insurance Company of America.

Maryanne Ryan 10/12/64	Anti-Money Laundering Compliance Officer	Since 2002

Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian 10/25/53	Acting Anti-Money Laundering Compliance Officer	Since 2004

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

*          Interested Committee Member, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).

**        Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***      There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The Committee has adopted an exemption permitting Mr. Weber to serve until June 30, 2004. The table shows how long they have served as Committee Member and/or Officer.

****    This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Committee Members are also trustees, directors and officers of some or all of the other investment companies advised by VCA 2’s Manager and distributed by PIMS.

The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The Committee has adopted an exception permitting Mr. Weber to serve until June 30, 2005.

Pursuant to the Management Agreement with VCA 2, the Manager pays all compensation of officers and employees of VCA 2 as well as the fees and expenses of all Committee Members.

Standing Subcommittees

The VCA 2 Committee has established three standing committees in connection with governance of VCA 2—Audit, Nominating and Governance, and Valuation, as described below:

Audit Committee.  The Audit Committee consists of all of the Committee Members. The responsibilities of the Audit Committee are to assist the VCA 2 Committee in overseeing VCA 2’s independent auditors, accounting policies and procedures, and other areas relating to each Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to VCA 2. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to VCA 2, provided that the engagement of auditors relates directly to the operation and financial reporting of the Fund.  The scope of the Audit Committee’s responsibility is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent auditors’ responsibility to plan and carry out a proper audit. The independent accountants are responsible to the VCA 2 Committee and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2004.

Nominating and Governance Committee.  The Nominating and Governance Committee consists of all of the Committee Members.  The Nominating and Governance Committee is responsible for nominating Committee Members and making recommendations to the VCA 2 Committee concerning Committee composition, committee structure and governance, Committee Member education, and governance practices.  The members of the Nominating and Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Weber, and Mr. Carson.  The VCA 2 Committee has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.  The Nominating and Governance Committee met once during the fiscal year ended December 31, 2004.

Selection of Committee Member Nominees:  The Nominating and Governance Committee is responsible for considering Committee Member nominees at such times as it considers electing new Members to the VCA 2 Committee.  The Nominating and Governance Committee may consider recommendations by business and personal contacts of current VCA 2 Committee Members and by executive search firms which the VCA 2 Committee may engage from time to time and will also consider shareholder recommendations.  The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a Committee Member nominee.  In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the VCA 2 Committee.  There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for Committee Member based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the VCA 2 Committee (Mr. MacDonald) or the Chair of the Nominating and Governance Committee (Mr. Fenster), in either case c/o The Prudential Variable Contract Account 2., P.O. Box 13964, Philadelphia, PA 19176.  At a minimum, the recommendation should include:

•      the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•      a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•      any other information that VCA 2 would be required to include in a proxy statement concerning the person if he or she was nominated;

•      the name and address of the person submitting the recommendation, together with the number of accumulation units of VCA 2  held by such person and the period for which the shares have been held.

•      the name and address of the person submitting the recommendation, together with the number of accumulation units of VCA 2  held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940.  In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual as a Committee Member, Committee members and other members of the VCA 2 Committee customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Committee Member of a registered investment company.

Shareholder Communications with Members of the VCA 2 Committee:  Shareholders of VCA 2 can communicate directly with the VCA 2 Committee by writing to the Chair of the VCA 2 Committee, c/o The Prudential Variable Contract Account 2, P.O. Box 13964, Philadelphia, PA 19176.  Shareholders can communicate directly with an individual Committee Member by writing to that Committee Member at P.O. Box 13964, Philadelphia, PA 19176.  Such communications to the VCA 2 Committee or individual Committee Members are not screened before being delivered to the addressee.

Valuation Committee.  The Valuation Committee consists of at least two independent VCA 2 Committee members or an officer of VCA 2 and one VCA 2 Committee member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee).  The Valuation Committee supervises the valuation of VCA 2’s portfolio securities and other assets and meets on an as-needed basis. The Valuation Committee did not meet during the fiscal year ended December 31, 2004.

Committee Member Compensation

Prudential pays each of the Independent Committee Members who is not an affiliated person of the Manager or the Subadviser annual compensation in addition to certain out-of-pocket expenses. Committee Members who serve on the Audit or Nominating committees may receive additional compensation. The amount of compensation paid to each Independent Committee Member may change as result of the creation of additional funds upon whose Boards the Committee Members may be asked to serve.

Independent Committee Members may defer receipt of their fees pursuant to a deferred fee agreement. Under the terms of such agreement, Prudential accrues daily the amount of fees which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Prudential’s obligation to make payments of deferred fees, together with interest thereon, is a general obligation of Prudential.

VCA 2 has no retirement or pension plan for its Committee Members.

The following tables sets forth the aggregate compensation paid by Prudential with respect to VCA 2 for the fiscal year ended December 31, 2004 to the Independent Committee Members. The table also shows aggregate compensation paid to those Committee Members for service on the VCA 2 Committee and the Board of any other investment companies managed by PI (the Fund Complex), for the calendar year ended December 31, 2004.

Compensation Table

Name and Position(1)	Aggregate VCA 2 Compensation**	Pension Or Retirement Benefits Accrued As Part of VCA 2 Expenses	Total 2004 Compensation From VCA 2 and Fund Complex Paid to Directors

Saul K. Fenster, Ph.D.—Member	None	None	$(	)*
Joseph Weber, Ph.D—Member	None	None	$(	)*
W. Scott McDonald, Jr.—Member	None	None	$(	)*
David E.A. Carson

(1)        Interested Committee Members do not receive compensation from VCA 2 or any fund in the Fund Complex.

*           Indicates number of funds/portfolios in Fund Complex (including VCA 2) to which aggregate compensation relates

**        Prudential pays any Committee Member fees due on behalf of VCA 2.

The following table sets forth the dollar range of VCA 2 securities held by each Committee Member as of December 31, 2004 (VCA 2 securities are held indirectly through variable insurance contracts). The table also includes the aggregate dollar range of securities held by each Committee Member in all funds in the Fund Complex overseen by that Committee Member as of December 31, 2004.

Committee Member Share Ownership Table

Name of Member	Dollar Range of Securities in VCA 2	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Member in Family of Investment Companies

Saul K. Fenster, Ph.D	—	—
Joseph Weber	—	—
W. Scott McDonald, Jr	—	—
David E.A. Carson	—	—

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Committee Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 2 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 2 as of December 31, 2004.

Name of Member	Name of Owners and Relationships to Member	Company	Title of Class	Value of Securities	Percent of Class

Saul K. Fenster, Ph.D	—	—	—	—	—
Joseph Weber	—	—	—	—	—
W. Scott McDonald, Jr.	—	—	—	—	—
David E.A. Carson	—	—	—	—	—

PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

The VCA 2 Committee has delegated to VCA 2’s investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to VCA 2.  VCA 2 authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below.  The proxy voting process shall remain subject to the supervision of the VCA 2 Committee, including any Committee thereof established for that purpose.

The Manager and the VCA 2 Committee view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for VCA 2.  Consistent with this goal, the VCA 2 Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management.  The Manager and the VCA 2 Committee maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between VCA 2 and the Manager or its affiliates.

The Manager delegates to VCA 2’s subadviser the responsibility for voting proxies.  The subadviser is expected to identify and seek to obtain the optimal benefit for VCA 2, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of VCA 2 and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of VCA 2 and the interests of the subadviser or its affiliates.  The Manager expects that the subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved.  In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

Information regarding how VCA 2 voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet at www.irrc.com/prudential and on the Commission’s website at www.sec.gov.

A copy of the voting policy of the subadviser to VCA 2, Jennison Associates LLC, is set forth below:

JENNISON ASSOCIATES LLC PROXY VOTING POLICY:

Jennison Associates LLC (Jennison) actively manages publicly traded equity securities and fixed income securities.  Jennison’s policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies.  Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts.  Secondary consideration is given to the public and social value of each issue.  Jennison evaluates each proxy on its individual merits on a case-by-case basis.  However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors.  With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis.  Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison’s voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes.  Members of Jennison’s Proxy Committee review the decisions to be made with respect to the voting of such proxies.  In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc.  This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential’s ownership of Jennison.

DISCLOSURE OF PORTFOLIO HOLDINGS

VCA-2’s portfolio holdings are made public, as required by law, in VCA-2’s annual and semi-annual reports.  These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period.  In addition, as required by law, VCA-2’s portfolio holdings as of its first and third fiscal quarter ends are reported to the SEC within 60 days after the end of VCA-2’s first and third fiscal quarters.

When authorized by VCA-2’s Chief Compliance Officer and an officer of VCA-2, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute VCA-2’s shares, third-party providers of auditing, custody, proxy voting and other services for VCA-2, rating and ranking organizations, and certain affiliated persons of VCA-2, as described below.  The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.     A request for release of VCA-2’s holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness).  Such request shall address whether there are any conflicts of interest between VCA-2 and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of VCA-2.

2.     The request shall be forwarded to the Chief Compliance Officer of VCA-2, or his delegate, for review and approval.

3.     A confidentiality agreement in the form approved by an officer of VCA-2 must be executed with the recipient of the holdings information.

4.     An officer of VCA-2 shall approve the release agreement.  Copies of the release and agreement shall be sent to PI’s law department.

5.     Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of holdings information.

6.     PI’s Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, VCA-2 will provide:

1.     Traditional External Recipients / Vendors

•      Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

•      Full holdings on a daily basis to VCA-2’s subadviser, custodian, sub-custodian (if any) and Accounting Agents at the end of each day.

•      Full holdings to VCA-2’s independent registered public accounting firm as soon as practicable following VCA-2’s fiscal year-end or on an as-needed basis.

•      Full holdings to financial printers as soon as practicable following the end of VCA-2’s quarterly, semi and annual period-ends.

2.     Analytical Service Providers

•      All VCA-2 trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end.

•      Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

•      Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information.  Such arrangements will be monitored on an ongoing basis and will be reviewed by VCA-2’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.  All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Committee of VCA-2 has approved PI’s Policy for the Dissemination of Portfolio Holdings.  The Committee shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure.  The Committee has delegated oversight of VCA-2’s disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that VCA-2’s policies and procedures on portfolio holdings information will protect VCA-2 from the potential misuse of such information by individuals or entities that come into possession of the information.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

DIRECTORS

[TO COME]

SALE OF GROUP VARIABLE ANNUITY CONTRACTS

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable. During 2004, 2003 and 2002, Prudential received $       , $11,216, and $12,438, respectively, as sales charges in connection with the sale of these contracts. Prudential credited $       , $79,839, and $130,792 respectively to other broker-dealers in connection with such sales.

FINANCIAL STATEMENTS

VCA 2’s financial statements for the fiscal year ended December 31, 2004, incorporated by reference into VCA 2’s 2004 annual report (File No. 2-28136), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of VCA 2’s annual report at no charge by request to VCA 2 by calling 1-800-458-6333, or by writing to VCA 2 at 30 Scranton Office Park, Scranton, PA 18057-1789.

Financial statements for The Prudential Insurance Company of America as of December 31, 2004 are included in this Statement of Additional Information, beginning on the next page.

PART C—OTHER INFORMATION

ITEM 29.               FINANCIAL STATEMENTS AND EXHIBITS

(a)                                FINANCIAL STATEMENTS

(1)                      Financial Statements of The Prudential Variable Contract Account-2 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2004; the Statement of Operations for the period ended December 31, 2004; the Statements of Changes in Net Assets for the periods ended December 31, 2004 and 2003 and the Notes relating thereto are incorporated by reference into VCA 2’s 2004 annual report (File No. 2-28136).

(2)                      Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2004 and 2003; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2004 and 2003 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement)

(b)                               EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 2	Incorporated by Reference to Exhibit (1) to Post-Effective Amendment No. 54 to this Registration Statement filed April 30, 1999

(2)	Rules and Regulations of The Prudential Variable Contract Account 2	Incorporated by Reference to Exhibit (2) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001

(3)	Form of Custodian Agreement with Investors Fiduciary Trust Company	Incorporated by Reference to Exhibit (3) to Post-Effective Amendment No. 52 to this Registration Statement filed via EDGAR on April 29, 1998

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (4)(i) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC	Incorporated by Reference to Exhibit (4)(ii) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001

(5)	Agreement for the Sale of VCA 2 Contracts between Prudential, The Prudential Variable Contract Account-2 and Prudential Investment Management Services LLC	Incorporated by Reference to Exhibit 5(v) to Post-Effective Amendment No. 50 to this Registration Statement

(6)	(i) Specimen copy of group variable annuity contract Form GVA-120, with State modifications	Incorporated by reference to Exhibit (4) to Post-Effective Amendment No. 32 to this Registration Statement

	(ii) Specimen copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuities Registration Statement	Incorporated by reference to Exhibit (6)(ii) to Post-Effective Amendment No 42 to this Registration Statement

	(iii) Specimen copy of Group Annuity Amendment Form GAA-7852 for tax-deferred annuities	Incorporated by reference to Exhibit (6)(iii) to Post-Effective Amendment No. 45 to this Registration Statement

(7)	Application form	Incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 32 to this Registration Statement

(8)	(i) Copy of the Charter of Prudential	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account C1-2

	(ii) Copy of the By-Laws of Prudential as amended to	Incorporated by reference to Post-Effective Amendment No. 8 to

	and including May 12, 1998	Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account C1-2

(11)	(i) Pledge Agreement between Goldman, Sachs & Co., The Prudential Insurance Company of America and Investors Fiduciary Trust Company	Incorporated by reference to Exhibit 11 (i) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000

	(ii) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (ii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000

	(iii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company	Incorporated by reference to Exhibit 11 (iii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000

	(iv) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company	Incorporated by reference to Exhibit 11 (iv) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000

(12)	Opinion and Consent of Counsel	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002

(13)	(i) Consent of independent registered public accountants	To be filed by subsequent amendment.

	(ii) Powers of Attorney	Incorporated by reference to Exhibit 13 (ii) to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002

	(a) Directors and Officers of Prudential	Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed on April 10, 2001 on behalf of The Prudential Variable Contract Real Property Account

(17)	(i) Amended Code of Ethics of The Prudential Variable Contract Account-2	Incorporated by reference to Post-Effective Amendment No. 60 to this Registration Statement filed on April 29, 2004.

	(ii) Personal Securities Trading Policy of Prudential Investments LLC, Prudential Investment Management, Inc. and Prudential Investment Management Services LLC	Incorporated by reference to Post-Effective Amendment No. 60 to this Registration Statement filed on April 29, 2004.

	(iii) Code of Ethics of Jennison Associates LLC	Incorporated by Reference to Exhibit (17)(iii) to Post-Effective Amendment No. 57 to this Registration Statement filed on April 30, 2001

ITEM 30.               DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Directors and Officers of Prudential” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31.               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial are listed under Item 24 to Post-Effective Amendment No. 47 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about April 28, 2005, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they holdin their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust.

Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32.               NUMBER OF CONTRACTOWNERS

As of March 31, 2005, the number of contractowners of qualified and non-qualified contracts offered by Registrant was      .

ITEM 33.               INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (6)(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34.               BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)               Prudential Investments LLC (PI)

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark NJ 07102-4077.

NAME AND ADDRESS	POSITION WITH PI	PRINCIPAL OCCUPATIONS
Judy A. Rice	Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer, PI; Vice President; President, Prudential Insurance; President, Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer

Executive Vice President and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.
Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

 (c)            Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 35. PRINCIPAL UNDERWRITER

(a)     Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Strategic Partners Mutual Funds, Inc., Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)     Information regarding the Officers and Directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS (1)	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Robert F. Gunia	President	Vice President
William V. Healey	Sr. Vice President, Secretary and Chief Legal Officer	Chief Legal Officer
Edward P. Baird, 213 Washington Street, Newark, NJ 07102	Executive Vice President	None
C. Edward Chaplin, 751 Broad Street, Newark, NJ 07102	Vice President and Treasurer	None
Michael J. McQuade	Senior Vice President and Chief Financial Officer	None
David R. Odenath	Executive Vice President	None
Stephen Pelletier	Executive Vice President	None
Kenneth J. Schindler	Senior Vice President and Chief Compliance Officer	None
Scott G. Sleyster, 71 Hanover Road, Florham Park, NJ 07932	Executive Vice President	None
John R. Strangfeld, Jr., One Seaport Plaza, New York, NY 10292	Executive Vice President	None
Bernard B. Winograd	Executive Vice President	None

(1) The address of each person named above is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, unless otherwise indicated.

(c)                         Reference is made to the Sections entitled “Summary-Charges” and “Contract Charges” in the prospectus (Part A of this Registration Statement) and “Sale of Group Variable Annuity Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 36.               LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777

The Prudential Insurance Company of America, 56 North Livingston Avenue, Roseland, New Jersey 07068

The Prudential Insurance Company of America c/o Prudential Defined Contribution Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789

Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102

State Street Bank and Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716

VCA 2 has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37.               MANAGEMENT SERVICES

NOT APPLICABLE

ITEM 38.               UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey on this 28th day of February, 2005.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
By: Judy A. Rice

/s/ JUDY A. RICE
Judy A. Rice
President of the VCA-2 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has een signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*/s/ JUDY A. RICE	President, The Prudential Variable Contract
Account-2 Committee
Judy A. Rice

*/s/ GRACE C.TORRES	Treasurer and Principal Financial and
Accounting Officer
Grace Torres

*/s/ SAUL K. FENSTER	Member, The Prudential Variable Contract
Account-2 Committee
Saul K. Fenster

*/s/ W. SCOTT McDONALD, JR.	Member and Chairman, The Prudential Variable
Contract Account 2 Committee
W. Scott McDonald, Jr.

*/s/ JOSEPH WEBER	Member, The Prudential Variable Contract
Account-2 Committee
Joseph Weber

*By:	/s/ JONATHAN D. SHAIN
	February 28	, 2005
Jonathan D. Shain
(Attorney-in-Fact)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 28thday of February, 2005.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ JUDY A. RICE
Judy A. Rice
Executive Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*ARTHUR F. RYAN	Chairman of the Board, Chief Executive Officer and President
Arthur F. Ryan

*FRANKLIN E. AGNEW	Director
Franklin E. Agnew

*FREDERIC K. BECKER	Director
Frederic K. Becker

*RICHARD J. CARBONE	Senior Vice President and Chief Financial Officer
Richard J. Carbone

*JAMES G. CULLEN	Director
James G. Cullen

*GILBERT F. CASELLAS	Director
Gilbert F. Casellas

*ALLAN D. GILMOUR	Director
Allan D. Gilmour

*WILLIAM H. GRAY, III	Director
William H. Gray, III

*JON F. HANSON	Director
Jon F. Hanson

*GLEN H. HINER, JR.	Director
Glen H. Hiner, Jr.

*CONSTANCE J. HORNER	Director
Constance J. Horner

*BURTON G. MALKIEL	Director
Burton G. Malkiel

*IDA F.S. SCHMERTZ	Director
Ida F.S. Schmertz

*RICHARD M. THOMSON	Director
Richard M. Thomson

*JAMES A. UNRUH	Director
James A. Unruh

*STANLEY C. VAN NESS	Director
Stanley C. Van Ness

*ANTHONY S. PISZEL	Senior Vice President nd Controller
Anthony S. Piszel

*By:	/s/ JONATHAN D. SHAIN
	February 28	, 2005
Jonathan D. Shain
(Attorney-in-Fact)